Exhibit 10.20 [***] – CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN EXCLUDED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. THIRD AMENDMENT TO COMPREHENSIVE BEVERAGE AGREEMENT This Third Amendment to Comprehensive Beverage Agreement (this “Amendment”) is entered into on December 26, 2017 (the “Effective Date”), by and between The Coca-Cola Company, a Delaware corporation (“Company”), Coca-Cola Refreshments USA, Inc., a Delaware corporation and a wholly owned subsidiary of Company (“CCR”), and Coca-Cola Bottling Co. Consolidated, a Delaware corporation (“Bottler”). Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed thereto in the CBA (as hereinafter defined). RECITALS WHEREAS, Company, CCR and Bottler are parties to that certain Comprehensive Beverage Agreement Form EPB First-Line and Sub-Bottling (as amended hereby and from time to time hereafter, the “CBA”), having an effective date of March 31, 2017, as amended April 28, 2017 and October 2, 2017; and WHEREAS, Company, CCR and Bottler now wish to amend the CBA as set forth herein. NOW, THEREFORE, in consideration of these promises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows: 1. Company, CCR and Bottler hereby amend Schedule 3.2 (Sub-Bottling Payments) to the CBA by deleting subparagraphs (a) and (b) of the second paragraph of such Schedule in their entirety and replacing them with the following: (a)  the  amount  of  the  Sub‐Bottling  Payment  for  the  Indianapolis/Bloomington/Columbus/Mansfield Subterritory identified on Exhibit C‐ 2 will be calculated for each Bottler fiscal quarter by (i) multiplying Bottler’s Sub‐Bottling  Gross Profit in such Subterritory for such fiscal quarter by the [***] set forth in Schedule  3.2.1‐A corresponding to the [***];  (b) except as set forth in clauses (e), (f), (g), (h), (i), (j), (k), (l), (m) and (n) below,  the amount of the Sub‐Bottling Payment for each portion of the Existing Sub‐Bottling  Territory (as hereinafter defined) shall continue to be calculated in the same manner in  which such Sub‐Bottling Payment was calculated  immediately prior  to  the execution  and delivery of this Agreement;   2. Company, CCR and Bottler hereby further amend Schedule 3.2 (Sub-Bottling Payments) to the CBA by adding the following new subparagraphs (j), (k), (l), (m) and (n) at the end of the second paragraph of such Schedule:

(j)  the  amount  of  the  Sub‐Bottling  Payment  for  the  Richmond/  Yorktown/Easton/Salisbury Subterritory identified on Exhibit C‐2 will be calculated for  each Bottler fiscal quarter by (i) multiplying Bottler’s Sub‐Bottling Gross Profit in such  Subterritory  for  such  fiscal  quarter  by  the  [***]  set  forth  in  Schedule  3.2.1‐I  corresponding to the [***];  (k)  the  amount  of  the  Sub‐Bottling  Payment  for  the  Alexandria/Capitol  Heights/La  Plata  Subterritory  identified  on  Exhibit  C‐2 will  be  calculated  for  each  Bottler  fiscal  quarter  by  (i) multiplying  Bottler’s  Sub‐Bottling  Gross  Profit  in  such  Subterritory  for  such  fiscal  quarter  by  the  [***]  set  forth  in  Schedule  3.2.1‐J  corresponding to the [***];   (l)  the  amount  of  the  Sub‐Bottling  Payment  for  the  Baltimore/  Cumberland/Hagerstown Subterritory identified on Exhibit C‐2 will be calculated for  each Bottler fiscal quarter by (i) multiplying Bottler’s Sub‐Bottling Gross Profit in such  Subterritory  for  such  fiscal  quarter  by  the  [***]  set  forth  in  Schedule  3.2.1‐K  corresponding to the [***];   (m)  the  amount  of  the  Sub‐Bottling  Payment  for  the  Cincinnati/Dayton/  Lima/Portsmouth/Louisa Subterritory identified on Exhibit C‐2 will be calculated for  each Bottler fiscal quarter by (i) multiplying Bottler’s Sub‐Bottling Gross Profit in such  Subterritory  for  such  fiscal  quarter  by  the  [***]  set  forth  in  Schedule  3.2.1‐L  corresponding to the [***]; and  (n)  the  amount  of  the  Sub‐Bottling  Payment  for  the  Anderson/Fort  Wayne/Lafayette/South Bend/Terre Haute Subterritory identified on Exhibit C‐2 will  be calculated  for each Bottler  fiscal quarter by  (i) multiplying Bottler’s Sub‐Bottling  Gross  Profit  in  such  Subterritory  for  such  fiscal  quarter  by  the  [***]  set  forth  in  Schedule 3.2.1‐M corresponding to the [***].  3. Company, CCR and Bottler hereby further amend the CBA by deleting Schedule 3.2.1-A to the CBA in its entirety and replacing it with the new Schedule 3.2.1-A attached hereto as Attachment A. - 2 -

4. Company, CCR and Bottler hereby further amend the CBA by adding the Schedules attached hereto as Attachments B, C, D, E and F as new Schedules 3.2.1-I, 3.2.1-J, 3.2.1-K, 3.2.1- L and 3.2.1-M to the CBA. 5. Other than as expressly amended by this Amendment, the CBA will continue in effect in accordance with its terms. 6. This Amendment shall be governed by and construed in accordance with the laws of the State of Georgia, without regard to principles of conflict of laws. 7. This Amendment may be signed in counterparts, which together shall constitute one agreement. [Signature Page Follows] - 3 -

IN WITNESS WHEREOF, the parties hereto have executed this Amendment by their duly authorized representatives as of the date first written above. THE COCA-COLA COMPANY By: /s/ J. Alexander M. Douglas, Jr. Name: J. Alexander M. Douglas, Jr. Title: President, Coca-Cola North America COCA-COLA REFRESHMENTS USA, INC. By: /s/ J. Alexander M. Douglas, Jr. Name: J. Alexander M. Douglas, Jr. Title: President, Coca-Cola North America and Authorized Signatory for CCR COCA-COLA BOTTLING CO. CONSOLIDATED By: /s/ E. Beauregarde Fisher III Name: E. Beauregarde Fisher III Title: Executive Vice President, General Counsel Signature Page to Amendment to Comprehensive Beverage Agreement

ATTACHMENT A SCHEDULE 3.2.1‐A    Indianapolis/Bloomington/Columbus/Mansfield Subterritory Sub‐Bottling Payment Schedule  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  Attachment A-1

 [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  Attachment A-2

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ATTACHMENT B SCHEDULE 3.2.1‐I  Richmond/Yorktown/Easton/Salisbury Subterritory Sub‐Bottling Payment Schedule  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  Attachment B-1

 [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  Attachment B-2

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ATTACHMENT C SCHEDULE 3.2.1‐J    Alexandria/Capitol Heights/La Plata Subterritory Sub‐Bottling Payment Schedule  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  Attachment C-1

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   [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  Attachment C-6

 [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  Attachment C-7

ATTACHMENT D SCHEDULE 3.2.1‐K    Baltimore/ Cumberland/Hagerstown Subterritory Sub‐Bottling Payment Schedule  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  Attachment D-1

   [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  Attachment D-2

 [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  Attachment D-3

[***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  Attachment D-4

 [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  Attachment D-5

 [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  Attachment D-6

 [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  Attachment D-7

ATTACHMENT E   SCHEDULE 3.2.1‐L    Cincinnati/Dayton/Lima/Portsmouth/Louisa Subterritory Sub‐Bottling Payment Schedule  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  Attachment E-1

   [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  Attachment E-2

 [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  Attachment E-3

 [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  Attachment E-4

   [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  Attachment E-5

 [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  Attachment E-6

 [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  Attachment E-7

ATTACHMENT F SCHEDULE 3.2.1‐M    Anderson/Fort Wayne/Lafayette/South Bend/Terre Haute Subterritory   Sub‐Bottling Payment Schedule  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  Attachment F-1

   [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  Attachment F-2

   [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  Attachment F-3

 [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  Attachment F-4

   [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  Attachment F-5

   [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  Attachment F-6

 [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  Attachment F-7